PRIVATE AND CONFIDENTIAL

The Directors

Barclays Bank PLC (“Barclays”)

1 Churchill Place

London E14 5HP

United Kingdom

The Directors

Ripon Mortgages plc (the “Issuer”)

1 Bartholomew Lane

London EC2N 2AX

United Kingdom

The Directors

Isle of Wight Home Loans Limited (the “Seller”)

1 Churchill Place

London E14 5HP

United Kingdom

Barclays Bank PLC (the “Arranger” and a “Joint Lead Manager”)

5 The North Colonnade

London E14 4BB

United Kingdom

Goldman Sachs International (a “Joint Lead Manager”)

Plumtree Court, 25 Shoe Lane

London EC4A 4AU

United Kingdom

and the Other Managers (as defined in the engagement letter)

17 December 2021

Dear Ladies and Gentlemen

Report of factual findings relating to the issuance of Residential Mortgage Backed Securities (“RMBS”) by the Issuer (the “Securitisation”)

1.	This AUP report is produced in accordance the terms of our agreement dated 9 December 2021 (the “engagement letter”), a copy of which is attached as Appendix 2.
2.	This AUP Report is addressed to the directors of Barclays, to the directors of the Issuer, to the directors of the Seller, to the Arranger, to the Joint Lead Managers and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation.
3.	It is the responsibility of Barclays, the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Other Managers (or the Joint Lead Managers on their behalf) to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.
4.	It is the responsibility of Barclays to respond to the due diligence enquiries of the Arranger and the Joint Lead Managers concerning servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arranger and the Joint Lead Managers to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.
5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.
6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.
7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.
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8.	You may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.
9.	Additionally, Barclays or the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.
10.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

17 December 2021

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Appendix 1 to the AUP Report

Procedures performed in relation to a sample of mortgage loans

1.	We were provided with two electronic files by Barclays detailing account numbers for a portfolio of mortgage loans as at 31 October 2021 (the “Cut-Off Date”) entitled:
(i)	“Ripon-Root-OctME21-v1.xlsx” on 22 November 2021 (the “Data Tape”)
•	totalling 58,373 mortgage loans, as identified by the Loan Identifier ‘AR3’ data field of the Data Tape (the “Mortgage Loans”);
•	related to 57,162 primary accounts as identified by the Property Identifier ‘AR8’ data field of the Data Tape (the “Mortgage Accounts”); and
•	33,115 primary borrowers as identified by the Borrower 1 ID ‘AR7a’ data field of the Data Tape (the “Borrowers”)

with a total current balance (‘AR67’) of £6,508,420,221.26 as at the Cut-Off Date; and

(ii)	“COV28_Non Unitary PH Summary_Rosinca_2021_11_01_081259.xls” on 25 November 2021 including payment holiday information of the 6,109 Mortgage Loans, from the Mortgage Loans listed in the Data Tape, which had a payment holiday linked to COVID-19 (the “Payment Holiday Data File).
2.	We selected a random sample of 59 Mortgage Loans (the “Initial Selected Sample”) from the Data Tape. The size of the total sample was based on statistical sampling techniques using the following criteria:
•	95% confidence level;
•	0% expected error rate;
•	5% maximum error rate.

You have asked us to assume that the Mortgage Loans within the asset pool are homogeneous and have agreed the sample size of 59 Mortgage Loans as being sufficient and appropriate for the purposes of this engagement.

3.	In addition, we selected a reserve sample of 10 Mortgage Loans (the “Reserve Sample”), to be used to replace Mortgage Loans in the Initial Selected Sample where the loan had been repaid between the Cut-Off Date and the date of our testing. One of the Mortgage Loans in the Reserve Sample was used. The remaining 58 Mortgage Loans in the Initial Selected Sample and 1 Mortgage Loan from the Reserve Sample therefore represent the “Selected Sample”.
4.	For the purposes of our testing, the Mortgage System referenced to in each case refers to the iConnect system (the “Mortgage System”), which is the primary system of record for the Mortgage Loans.
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5.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work.
6.	We have performed tests 1-4 below for the 6 Mortgage Loans in the Selected Sample which are included in the Payment Holiday Data File. For the other 53 Mortgage Loans in the Selected Sample (which are not listed in the Payment Holiday Data File) we have agreed on the Mortgage System that the Mortgage Loan did not have a ‘COVID-19 warning’ flag and was not flagged as being on a payment holiday.
Test	Description of Agreed Upon Procedures	Results
Payment Holiday Data File
1.	Primary Account Number Agreed the ‘Primary Account Number’ field of the Payment Holiday Data File to the Mortgage System.	No exceptions noted.
2.	Secondary Account Number Agreed the ‘Secondary Account Number’ field of the Payment Holiday Data File to the Mortgage System.	No exceptions noted.
3.	Payment Holiday Start Date Agreed the ‘PH Start Date’ field of the Payment Holiday Data File to the ‘Payment Holiday Start Date’ in the Mortgage System.	No exceptions noted.
4.	Payment Holiday End Date Agreed the ‘PH End Date’ field of the Payment Holiday Data File to the ‘Payment Holiday End Date’ in the Mortgage System.	No exceptions noted.
Data Tape
5.	Secondary Account Number Agreed the Loan Identifier in the ‘AR3’ field of the Data Tape to the ‘Secondary Account Number’ in the Mortgage System.	No exceptions noted.

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Test	Description of Agreed Upon Procedures	Results
6.	Primary Borrower Number Agreed the Borrower Identifier in the ‘AR7’ field of the Data Tape to the ‘Primary Borrower (1) Number’ in the Mortgage System.	No exceptions noted.
7.	Primary Account Number Agreed the Property Identifier in the ‘AR8’ field of the Data Tape to the ‘Primary Account Number’ in the Mortgage System.	No exceptions noted.
8.	Maturity Date Agreed the Maturity Date in the ‘AR56’ field of the Data Tape to the ‘Maturity Date’ in the Mortgage System.	No exceptions noted.
9.	Current Balance Agreed the Current Balance in the ‘AR67’ field of the Data Tape to the ‘Current Balance’ as of the Cut-off Date in the Mortgage System.	No exceptions noted.
10.	Repayment Method Agreed the Repayment Method in the ‘AR69’ field of the Data Tape to the ‘Repayment Method’ in the Mortgage System.	No exceptions noted.
11.	Payment Due Agreed the Payment Due in the ‘AR71’ field of the Data Tape to the Payment Due in the Mortgage System.	No exceptions noted.
12.

Flexible Loan Amount

Agreed the Flexible Loan Amount in the ‘AR90’ field of the Data Tape to the ‘Flexible Loan Amount’ in the Mortgage System.

If the Data Tape showed ‘0’ or ‘ND,5’ we agreed that the Mortgage System showed the flexible loan amount as zero.

No exceptions noted.

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Test	Description of Agreed Upon Procedures	Results
13.	Current Interest Rate Type Agreed the Interest Rate Type in the ‘AR107’ field of the Data Tape to the Current Interest Rate Type in the Mortgage System.	No exceptions noted.
14.	Current Interest Rate Agreed the Current Interest Rate in the ‘AR109’ field of the Data Tape to the Current Interest Rate in the Mortgage System.	No exceptions noted.
15.	Current Interest Rate Margin Agreed the Current Interest Rate Margin in the ‘AR110’ field of the Data Tape to the Current Interest Rate Margin in the Mortgage System.	No exceptions noted.
16.	Arrears Balance Agreed the Arrears Balance in the ‘AR169’ field of the Data Tape to the Arrears Balance in the Mortgage System.	No exceptions noted.

Agreed Upon Procedures in relation to the Indexed Valuation

6.	We were provided with a computerised data file by Barclays on 23 November 2021 entitled “Ripon-Root-OctME21-v1-STRATS.xlsx” (the “Data File”) including the indexed valuations of the properties in the Mortgage portfolio as at the Cut-Off Date.
7.	We downloaded the Nationwide Regional, Quarterly, Seasonally-adjusted House Price data (‘Seasonal_Regional.xls’) from

https://www.nationwidehousepriceindex.co.uk/resources/f/uk-and-regional-quarterly-data-all-properties-series (the “HPI data”).

 We recalculated the indexed valuation as at the Cut-Off Date for each of the properties in the Data File by reference to the ‘Property Identifier (AR8), ‘Region (AR128)’, ‘Latest Valuation Date (AR136)’ and Latest Valuation Amount (AR138)’ and the HPI Data. Compared the indexed valuations so calculated with the indexed valuations in the “Indexed Valuation” data field of the Data File; and found them to be in agreement.

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Appendix 2 to the AUP Report

Engagement letter

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